UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 30, 2019

MIMEDX GROUP, INC.

(Exact name of registrant as specified in charter)

Florida	001-35887	26-279552
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

1775 West Oak Commons Ct., NE, Marietta GA 30062

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 651-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Items.

MiMedx Group, Inc. (the “Company”) last filed an Annual Report on Form 10-K on March 1, 2017. The Company has not filed any periodic reports on Form 10-Q since October 31, 2017. In connection with the filing of a preliminary proxy statement on May 30, 2019, the Company is filing this Current Report on Form 8-K to provide an updated list of exhibits.

The exhibits filed with this Current Report on Form 8-K include all of the exhibits required to be filed by Item 601 of Regulation S-K in connection with an Annual Report on Form 10-K, except for those exhibits involving certifications.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

2.1##	Agreement and Plan of Merger dated January 10, 2016 by and among MiMedx Group, Inc., Titan Acquisition Sub I, Inc., Titan Acquisition Sub II, LLC, Stability Inc., certain stockholders of Stability Inc. and Brian Martin as representative of the Stability stockholders (incorporated by reference to Exhibit 2.1 filed with Registrant‘s Form 8-K filed on January 13, 2016)

2.2##	Membership Interest Purchase Agreement dated August 18, 2017 by and among MiMedx Group, Inc. Stability Biologics, LLC, each person that, as of January 13, 2016, was a stockholder of Stability Inc. and Brian Martin as stockholder representative (incorporated by reference to Exhibit 2.1 filed with Registrant’s 8-K filed on August 18, 2017)

3.1	Articles of Incorporation, together with Articles of Amendment effective each of May 14, 2010; August 8, 2012, November 8, 2012; and May 15, 2015 (incorporated by reference to Exhibit 3.1 filed with Registrant‘s Form 10-K filed on March 1, 2017)

3.2	Articles of Amendment to the Articles of Incorporation effective November 6, 2018 (incorporated by reference to Exhibit 3.1 filed with Registrant‘s Form 8-A filed on November 7, 2018)

3.3	Bylaws of MiMedx Group, Inc., as amended and restated as of October 3, 2018 (incorporated by reference to Exhibit 3.1 filed with Registrant‘s Form 8-K filed on October 4, 2018)

4.1	Shareholder Rights Agreement dated November 6, 2018 between MiMedx Group, Inc. and Issuer Direct Corporation (incorporated by reference to Exhibit 4.1 filed with Registrant‘s Form 8-A filed on November 7, 2018)

4.2	The description of the Registrant’s Common Stock, $0.001 par value per share (incorporated by reference to the Registration Statement on Form 8-A (Registration No. 001-35887) filed on April 22, 2013)

4.3	The description of the Registrant’s Preferred Stock Purchase Rights (incorporated by reference to the Registration Statement on Form 8-A (Registration No. 000-52491) filed on November 7, 2018)

10.1	Technology License Agreement dated January 29, 2007 between MiMedx, Inc., Shriners Hospitals for Children and University of South Florida Research Foundation (incorporated by reference to Exhibit 10.32 filed with Registrant’s Form 8-K filed on February 8, 2008)

10.2	Lease effective May 1, 2013 between Hub Properties of GA, LLC and MiMedx Group, Inc. (incorporated by reference to Exhibit 10.1 filed with Registrant‘s Form 10-Q filed on May 10, 2013)

10.3	First Amendment to Lease dated March 7, 2017 between CPVF II West Oak LLC (as successor in interest to HUB Properties of GA, LLC) and MiMedx Group, Inc. (incorporated by reference to Exhibit 10.1 filed with Registrant‘s Form 8-K filed on March 13, 2017)

10.4*	MiMedx Group, Inc. Assumed 2006 Stock Incentive Plan, as amended and restated effective February 25, 2014 (incorporated by reference to Exhibit 10.2 filed with Registrant‘s Form 8-K filed on March 3, 2014)

10.5*	Form of Incentive Stock Option Agreement under the MiMedx Group, Inc. Assumed 2006 Stock Incentive Plan (incorporated by reference to Exhibit 10.4 filed with Registrant‘s Form 10-K filed on March 4, 2014)

10.6*	Form of Nonqualified Stock Option Agreement under the MiMedx Group, Inc. Assumed 2006 Stock Incentive Plan (incorporated by reference to Exhibit 10.5 filed with Registrant‘s Form 10-K filed on March 4, 2014)

10.7*	2016 Equity and Cash Incentive Plan (incorporated herein by reference to Appendix A filed with Registrant’s Definitive Proxy Statement on Schedule 14A filed on April 12, 2016)

10.8*	Form of Incentive Stock Option Agreement under the MiMedx Group, Inc. 2016 Equity and Cash Incentive Plan (incorporated by reference to Exhibit 10.2 filed with Registrant’s Form 10-Q filed on August 2, 2016)

10.9*#	Form of Restricted Stock Agreement under the MiMedx Group, Inc 2016 Equity and Cash Incentive Plan (for shares not registered under the Securities Act of 1933)

10.10*	Form of Restricted Stock Agreement under the MiMedx Group, Inc. 2016 Equity and Cash Incentive Plan (incorporated by reference to Exhibit 10.3 filed with Registrant’s Form 10-Q filed on August 2, 2016)

10.11*#	Form of Restricted Stock Agreement for Non-Employee Directors under the MiMedx Group, Inc. 2016 Equity and Cash Incentive Plan

10.12*	Form of Nonqualified Stock Option Agreement under the MiMedx Group, Inc. 2016 Equity and Cash Incentive Plan (incorporated by reference to Exhibit 10.4 filed with Registrant’s Form 10-Q filed on August 2, 2016)

10.13*#	2016 Management Incentive Plan

10.14*#	2017 Management Incentive Plan

10.15*#	2018 Management Incentive Plan

10.16*	Change in Control Severance Compensation and Restrictive Covenant Agreement dated November 11, 2011 between MiMedx Group, Inc. and Parker H. Petit (incorporated by reference to Exhibit 10.91 filed with Registrant’s Form 10-Q filed on November 14, 2011)

10.17*	Change in Control Severance Compensation and Restrictive Covenant Agreement dated November 11, 2011 between MiMedx Group, Inc. and with William C. Taylor (incorporated by reference to Exhibit 10.92 filed with Registrant’s Form 10-Q filed on November 14, 2011)

10.18*	First Amendment to Change in Control Severance Compensation and Restrictive Covenant Agreement dated May 9, 2013 between MiMedx Group, Inc. and William C. Taylor (incorporated by reference to Exhibit 10.1 filed with Registrant’s Form 8-K filed on May 15, 2013)

10.19*	Change in Control Severance Compensation and Restrictive Covenant Agreement dated November 11, 2011 between MiMedx Group, Inc. and Michael J. Senken (incorporated by reference to Exhibit 10.93 filed with Registrant’s Form 10-Q filed on November 14, 2011)

10.20*	First Amendment to Change in Control Severance Compensation and Restrictive Covenant Agreement dated May 9, 2013 between MiMedx Group, Inc. and Michael J. Senken (incorporated by reference to Exhibit 10.2 filed with Registrant’s Form 8-K filed on May 15, 2013)

10.21*	Change in Control Severance Compensation and Restrictive Covenant Agreement dated May 20, 2016 between MiMedx Group, Inc. and Alexandra O. Haden (incorporated by reference to Exhibit 10.1 filed with Registrant’s Form 8-K filed on May 25, 2016)

10.22*#	Employment Offer Letter dated April 3, 2018 between MiMedx Group, Inc. and Edward Borkowski

10.23*	Change in Control Severance Compensation and Restrictive Covenant Agreement between MiMedx Group, Inc. and Edward J. Borkowski (incorporated by reference to Exhibit 10.1 filed with Registrant’s Form 8-K/A filed on June 25, 2018)

10.24*#	Form of Change in Control Severance Compensation and Restrictive Covenant Agreement

10.25*#	Form of (Non-change in Control) Executive Severance Agreement

10.26*	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.65 filed with Registrant’s Form 8-K filed on July 15, 2008)

10.27*	Form of Employee Inventions and Assignment Agreement (incorporated by reference to Exhibit 10.4 filed with Registrant’s Form 8-K/A filed on June 12, 2018)

10.28*	Form of Confidentiality and Non-Solicitation Agreement (incorporated by reference to Exhibit 10.2 filed with Registrant’s Form 8-K/A filed on June 12, 2018)

10.29*	Form of Non-Competition Agreement (incorporated by reference to Exhibit 10.3 filed with Registrant’s Form 8-K/A filed on June 12, 2018)

10.30*	Engagement Letter dated July 2, 2018 between MiMedx Group, Inc. and Alvarez & Marsal North America, LLC (incorporated by reference to Exhibit 10.1 filed with Registrant’s Form 8-K/A filed on July 11, 2018)

10.31*	Letter Agreement dated April 10, 2019 between MiMedx Group, Inc. and Timothy R. Wright (incorporated by reference to Exhibit 10.1 filed with Registrant’s Form 8-K filed on May 9, 2019)

10.32#	Cooperation Agreement dated as of May 29, 2019 between MiMedx Group, Inc. and M. Kathleen Behrens Wilsey, K. Todd Newton, Richard J. Barry, Prescience Partners, LP, Prescience Point Special Opportunity LP, Prescience Capital LLC, Prescience Investment Group, LLC d/b/a Prescience Point Capital Management LLC and Eiad Asbahi

16.1	Letter from Cherry Bekaert LLP dated August 9, 2017 (incorporated by reference to Exhibit 16.1 to Current Report on Form 8-K filed on August 10, 2017)

16.2	Letter from Ernest & Young LLP dated December 7, 2018 (incorporated by reference to Exhibit 16.1 to Current Report on Form 8-K filed on December 7, 2018)

21.1#	Subsidiaries of MiMedx Group, Inc.

Notes

*	Indicates a management contract or compensatory plan or arrangement
#	Filed herewith
**

Certain confidential material appearing in this document, marked by [*****], has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

##	Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K, but a copy will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2019	MIMEDX GROUP, INC.

	By:	/s/ Edward J. Borkowski
Interim Chief Financial Officer

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